--------------------------------------------------------------------------------
                                  THE SCHNEIDER
                                    SMALL CAP
                                   VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2000
--------------------------------------------------------------------------------

[SCHNEIDER CAPITAL MANAGEMENT LOGO OMITTED]
SCHNIEDER CAPITAL MANAGEMENT

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2000


Dear Fellow Shareholder:

     We are pleased to provide you with the report of the Schneider Small Cap Value Fund for the fiscal year ended August 31, 2000.

     The Fund earned a solid +14.84% total return (capital appreciation plus reinvested dividends) during the latest six month period ended August 31, 2000. Our since inception return continued to be excellent at 107.50%. As the table below illustrates, our fund's six-month, one year and since inception total returns have exceeded those of the unmanaged Russell 2000 Value Index.


                                                             Six-months         1 year           Inception-to-date
     Schneider Small Cap Value Fund                            14.84%           13.72%               107.50%
     Russell 2000 Value Index                                  10.57%           13.70%                27.23%

     The U.S. broad market produced modest gains over the past six months despite extreme volatility during the period. As we expected, six rate increases have finally taken their toll as the U.S. economy began its much needed deceleration. In general, small cap stocks performed quite well during the period, outperforming large caps by a substantial margin.

     Healthcare and Energy were the top performing sectors within the Russell 2000 Value Index and the Fund benefitted from overweightings in these areas during the period. Two key holdings of the Fund in the healthcare sector, Coventry Healthcare and Foundation Health Systems, doubled in price over the period responding to receding HMO litigation worry and strong underlying fundamentals. The well publicized run-up in oil prices helped move stocks in our energy sector higher.

     The Fund was also overweighted with insurance and agriculture (equipment and fertilizer) stocks. Agriculture stocks were impacted by heavy rains that caused grain prices to fall, which has delayed their upside potential. However, commercial line insurance stocks performed well as pricing improved sharply for these companies.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2000

OUTLOOK

     We continue to add stocks within the hospitals and savings and loan industry to the fund. The hospital segment has been devastated by the effects of massive government cutbacks and with most of the industry losing money, it appears to us that the political winds have shifted and future legislation is likely to benefit the industry. Additionally, pricing to HMO's is accelerating after several years of declines. We believe savings and loans also show promise for the future. Earnings have been poor because of the inverted yield curve. We expect the yield curve to normalize which should help earnings rebound and push valuations higher.

     Domestically, it is our opinion that consumption must slow to correct the imbalances in the economy. We believe that a consumer savings rate of near zero, a record trade deficit exceeding 4% of GDP, and record private sector debt will prevent strong growth. The end of the speculative bubble in NASDAQ stocks we expect will further slow consumption. With a flat yield curve, our outlook is for a U.S. slowdown given the explosive growth of credit. However, we believe interest rates have likely peaked, a positive for small cap stocks.

     We are finding no shortage of excellent stocks that fit our strategy. We believe the Fund can continue its record of strong performance, particularly if value and small-caps regain favor with the investing public.

     Thank your for your investment in the Schneider Small Cap Value Fund.

                                                /S/ SIGNATURE
                                                Arnold C. Schneider III, CFA
                                                Portfolio Manager
                                                Schneider Capital Management

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2000


             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index



[line graph omitted]

plot points as follows:

                  Schneider       Russell 2000
               Small Cap Value     Value Index

9/2/98 .           $10000           $10000
9/30/98             10000            10565
10/31/98            11930            10879
11/30/98            12410            11174
12/31/98            12471            11524
1/31/99             13786            11263
2/28/99             12531            10494
3/31/99             13007            10408
4/30/99             15222            11358
5/31/99             16233            11706
6/30/99             18044            12130
7/31/99             18731            11843
8/31/99             18246            11190
9/30/99             17518            10967
10/31/99            16760            10748
11/30/99            17457            10804
12/31/99            18341            11136
1/31/00             17833            10844
2/29/00             18069            11506
3/31/00             19392            11561
4/30/00             19392            11629
5/31/00             19770            11451
6/30/00             19841            11785
7/31/00             19734            12178
8/31/00             20750            12722


--------------------------------------------------------------------------------------------------------------
                                                              Total Returns

                                               VALUE ON                     YEAR ENDED               SINCE
                                            AUGUST 31, 2000              AUGUST 31, 2000          INCEPTION(3)
                                            --------------               ---------------          ------------
     Schneider Small Cap Value                 $20,750                       13.72%                  107.50%
     Russell 2000 Value Index                  $12,722                       13.70%                   27.23%
--------------------------------------------------------------------------------------------------------------

     The Fund's total return is based on an increase in net asset value from $10.00 per share on September 2, 1998 to $17.57 per share on August 31, 2000, adjusted for dividends totaling $2.61 per share paid from net realized gains.

-----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges and/or expenses and are not available for investment.
(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period September 2, 1998 (commencement of operations) through August 31, 2000.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2000

                                             Shares               Value
                                            -------          -----------
COMMON STOCKS -- 94.4%
AEROSPACE/DEFENSE -- 1.1%
Orbital Sciences Corp.* ................     24,000          $   214,500
                                                             -----------
AGRICULTURE -- 1.7%
Corn Products International, Inc. ......     13,200              331,650
                                                             -----------
BANKS - REGIONAL -- 0.8%
Riggs National Corp. ...................     13,100              156,381
                                                             -----------
CHEMICALS -- 1.9%
Airgas, Inc.* ..........................     17,800              117,925
IMC Global, Inc. .......................     16,600              243,812
                                                             -----------
                                                                 361,737
                                                             -----------
CHEMICALS & PLASTICS -- 1.0%
Wellman, Inc. ..........................     16,100              194,206
                                                             -----------
COMMUNICATION SERVICES -- 1.0%
Metromedia International
   Group, Inc.* ........................     51,200              201,600
                                                             -----------
COMPUTER - SOFTWARE -- 0.5%
MSC Software Corp.* ....................     10,500              100,275
                                                             -----------
DELIVERY SERVICES -- 1.1%
Fritz Companies, Inc.* .................     14,900              220,706
                                                             -----------
ELECTRICAL EQUIPMENT -- 3.1%
Exide Corp. ............................     29,300              263,700
Sensormatic Electronics Corp.* .........     20,400              339,150
                                                             -----------
                                                                 602,850
                                                             -----------
ENGINEERING & CONSTRUCTION -- 1.0%
Willbros Group, Inc.* ..................     28,200              197,400
                                                             -----------
FARM MACHINERY & EQUIPMENT -- 2.1%
CNH Global N.V .........................     42,300              415,069
                                                             -----------
FINANCE -- 3.3%
AmeriCredit Corp.* .....................     16,400              453,050
Budget Group, Inc., Class A* ...........     39,800              179,100
                                                             -----------
                                                                 632,150
                                                             -----------

                                             Shares               Value
                                            -------          -----------
FOODS -- 4.3%
International Multifoods Corp. .........     25,400          $   414,337
Suiza Foods Corp.* .....................      5,000              250,000
Tate & Lyle PLC - ADR ..................     11,500              172,009
                                                             -----------
                                                                 836,346
                                                             -----------
FOODS - MEAT PROCESSING -- 2.4%
Pilgrim's Pride Corp., Class A .........     43,500              222,937
Smithfield Foods, Inc.* ................      9,200              244,375
                                                             -----------
                                                                 467,312
                                                             -----------
FOOTWEAR -- 1.4%
Barry (R.G.) Corp.* ....................     41,500              132,281
Finish Line, Inc., (The) Class A* ......     18,000              142,875
                                                             -----------
                                                                 275,156
                                                             -----------
GOLD & SILVER ORES -- 0.0%
Glamis Gold Ltd.* ......................      1,500                2,437
                                                             -----------
HEALTHCARE -- 4.7%
Coventry Health Care, Inc.* ............     10,800              172,800
Foundation Health Systems, Inc.* .......     13,600              238,850
Humana, Inc.* ..........................     30,000              256,875
Sierra Health Services, Inc.* ..........     44,500              122,375
United Wisconsin Services, Inc. ........     23,600              123,900
                                                             -----------
                                                                 914,800
                                                             -----------
HEALTHCARE - FACILITIES -- 2.4%
American Retirement Corp.* .............     33,300              174,825
Sunrise Assisted Living, Inc.* .........     14,300              284,213
                                                             -----------
                                                                 459,038
                                                             -----------
HEALTHCARE - HOSPITAL MANAGEMENT -- 1.2%
Quorum Health Group, Inc.* .............     17,600              226,600
                                                             -----------
HEALTHCARE - MISC. -- 0.5%
Angelica Corp. .........................     12,400              101,525
                                                             -----------
HOMEBUILDING -- 2.6%
Champion Enterprises, Inc.* ............     25,500              168,937
Clayton Homes, Inc. ....................     20,000              195,000
Oakwood Homes Corp. ....................     85,400              138,775
                                                             -----------
                                                                 502,712
                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                                   SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                             Shares               Value
                                            -------          -----------
INSURANCE - PROPERTY & CASUALTY -- 11.0%
American Financial Group, Inc. .........      9,200          $   228,275
E. W. Blanch Holdings, Inc. ............     15,900              348,806
HCC Insurance Holdings, Inc. ...........     31,100              656,988
Navigators Group, Inc.* ................      5,200               60,775
Professionals Group, Inc.* .............      9,050              207,019
PXRE Group Ltd. ........................     22,200              302,475
RenaissanceRe Holdings Ltd. ............      3,500              167,563
Zenith National Insurance Corp. ........      7,000              162,312
                                                             -----------
                                                               2,134,213
                                                             -----------
INSURANCE - SPECIALTY -- 3.1%
FPIC Insurance Group, Inc.* ............     37,200              564,975
MIIX Group, Inc. (The) .................      5,100               41,119
                                                             -----------
                                                                 606,094
                                                             -----------
MACHINERY - SPECIALIZED -- 2.1%
Metso Oyj - ADR ........................     16,800              199,500
Stewart & Stevenson Services, Inc. .....     12,400              199,950
                                                             -----------
                                                                 399,450
                                                             -----------
MANUFACTURING - SPECIALTY -- 1.4%
York International Corp. ...............     11,000              273,625
                                                             -----------
METAL MINING -- 1.1%
Brush Wellman, Inc. ....................      9,000              210,375
                                                             -----------
NATURAL GAS - DISTRIBUTION -- 0.2%
Star Gas Partners, L.P. ................      4,321               35,378
                                                             -----------
OFFICE/PLANT AUTOMATION -- 0.5%
Unova, Inc.* ...........................     13,000               97,500
                                                             -----------
OIL & GAS - REFINING -- 1.5%
Tesoro Petroleum Corp.* ................     11,700              112,613
Valero Energy Corp. ....................      6,000              180,750
                                                             -----------
                                                                 293,363
                                                             -----------
OIL & GAS - SERVICES -- 3.6%
Friede Goldman Halter, Inc.* ...........     36,200              203,625
Smedvig ASA - ADR, Class B .............     15,400              271,425
Trico Marine Services, Inc.* ...........     15,800              229,100
                                                             -----------
                                                                 704,150
                                                             -----------

                                             Shares               Value
                                            -------          -----------
PACKAGING/CONTAINERS -- 0.7%
Gaylord Containers Corp., Class A* .....     45,900          $   126,225
                                                             -----------
PAPER -- 4.0%
Longview Fibre Co. .....................     23,000              261,625
Mercer International, Inc. .............     51,500              508,563
                                                             -----------
                                                                 770,188
                                                             -----------
PLASTIC PRODUCTS -- 2.3%
Tupperware Corp. .......................     22,200              448,163
                                                             -----------
REAL ESTATE -- 1.7%
American Real Estate Partners, L.P.* ...     16,800              149,625
Newhall Land & Farming Co. .............      7,300              179,763
                                                             -----------
                                                                 329,388
                                                             -----------
RETAIL - GROCERY STORES -- 0.8%
The Great Atlantic & Pacific Tea
   Co., Inc. ...........................     11,000              154,000
                                                             -----------
RETAIL - SPECIALTY -- 1.9%
J. Baker, Inc. .........................     28,100              140,500
Intertan, Inc.* ........................     15,650              217,144
                                                             -----------
                                                                 357,644
                                                             -----------
SAVINGS & LOAN ASSOCIATIONS -- 7.7%
Bank Plus Corp.* .......................     49,500              167,063
Bay View Capital Corp. .................     42,800              417,300
FirstFed Financial Corp.* ..............     15,200              273,600
Republic Security Financal Corp. .......     19,700               84,956
Washington Federal, Inc. ...............      9,500              197,125
Westcorp, Inc. .........................     27,600              360,525
                                                             -----------
                                                               1,500,569
                                                             -----------
SEMICONDUCTORS - EQUIPMENT -- 2.1%
Ultratech Stepper, Inc.* ...............     22,800              410,400
                                                             -----------
SEMICONDUCTORS - TECHNOLOGY -- 1.0%
General Semiconductor, Inc.* ...........     12,700              184,944
                                                             -----------
SERVICES - SPECIALTY -- 0.7%
Billing Concepts Corp.* ................     10,300               33,475
Policy Management Systems Corp.* .......      8,000              108,000
                                                             -----------
                                                                 141,475
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                                   SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2000

                                             Shares               Value
                                            -------             --------
SHIPPING -- 3.7%
Kirby Corp.* ...........................     10,000          $   235,625
Overseas Shipholding Group, Inc. .......      7,600              223,725
Sea Containers Ltd., Class A ...........      5,000              142,500
Tidewater, Inc. ........................      2,800              113,050
                                                             -----------
                                                                 714,900
                                                             -----------
STEEL - SPECIALTY -- 1.6%
NS Group, Inc.* ........................     18,000              317,250
                                                             -----------
TIRES & INNER TUBES -- 0.8%
Titan International, Inc. ..............     29,600              149,850
                                                             -----------
UTILITIES -- 2.8%
Avista Corp. ...........................      9,700              178,844
Sierra Pacific Resources ...............     10,700              189,256
Unisource Energy Corp. .................     10,600              164,962
                                                             -----------
                                                                 533,062
                                                             -----------
TOTAL COMMON STOCKS
   (Cost $16,797,317) ..................                      18,306,656
                                                             -----------

CANADIAN COMMON STOCK -- 1.9%
Boardwalk Equities, Inc.* ..............     29,000              235,007
Canadian Hotel Income
   Properties, REIT ....................     18,661              122,117
Fairfax Financial Holdings Ltd.* .......        100               13,427
                                                             -----------
   TOTAL CANADIAN COMMON STOCK
     (Cost $376,935) ...................                         370,551
                                                             -----------

FRENCH COMMON STOCK -- 2.3%
Compagnie Francaise d'Etudes de
   Construction Technip ................      3,500              454,610
                                                             -----------
   TOTAL FRENCH COMMON STOCK
     (Cost $377,538) ...................                         454,610
                                                             -----------

                                              Par
                                             (000)                Value
                                            -------          -----------
CONVERTIBLE BONDS -- 1.1%
PAPER -- 1.1%
Asia Pulp & Paper Convertible
   (B3, CCC+)
   3.500%, 04/30/03 ....................       $320          $   209,280
                                                             -----------
   TOTAL CONVERTIBLE BONDS
     (Cost $168,763) ...................                         209,280
                                                             -----------

SHORT-TERM INVESTMENTS -- 0.5%
Wilmington Fund Cash Sweep
   6.230%, 09/01/00 ....................         86               86,256
                                                             -----------
   TOTAL SHORT-TERM INVESTMENTS
     (COST $86,256) ....................                          86,256
                                                             -----------
TOTAL INVESTMENTS -- 100.2%
(Cost $17,806,809) .....................                      19,427,360
                                                             -----------
LIABILITIES IN EXCESS
   OF OTHER ASSETS -- (0.2%) ...........                         (33,667)
                                                             -----------
NET ASSETS -- 100.0% ....................                    $19,393,693
                                                             ===========
------------------
*  Non-income producing.

ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The Moody's Investor Service, Inc. and Standard and Poor's Ratings Group's ratings indicated are the most recent ratings available at August 31, 2000 and are unaudited.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2000

ASSETS
   Investments, at value (cost-- $17,806,809) ..........    $19,427,360
   Receivable for investments sold .....................        319,335
   Dividends and interest receivable ...................         15,722
   Prepaid expenses and other assets ...................            117
                                                            -----------
     Total Assets ......................................     19,762,534
                                                            -----------
LIABILITIES
   Payable for investments purchased ...................        344,191
   Accrued expenses payable and other liabilities ......         24,650
                                                            -----------
     Total Liabilities .................................        368,841
                                                            -----------
NET ASSETS
   Capital stock, $0.001 par value .....................          1,104
   Additional Paid-in capital ..........................     15,110,324
   Undistributed net investment income .................         56,821
   Accumulated net realized gain from investments
     and foreign exchange transactions, if any .........      2,604,893
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any .............      1,620,551
                                                            -----------
   Net assets applicable to shares outstanding .........    $19,393,693
                                                            ===========
Shares outstanding .....................................      1,103,922
                                                            ===========
Net asset value, offering and redemption price per share         $17.57
                                                            ===========

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                             STATEMENT OF OPERATIONS



                                                                    FOR THE
                                                                   YEAR ENDED
                                                                AUGUST 31, 2000
                                                                ---------------
Investment Income
   Dividends ..............................................       $  221,853*
   Interest ...............................................           19,727
                                                                  ----------
                                                                     241,580
                                                                  ----------
Expenses
   Advisory fees ..........................................          156,943
   Administration fees ....................................          105,223
   Transfer agent fees and expenses .......................           26,395
   Administrative service fees ............................           23,541
   Printing ...............................................           19,660
   Custodian fees and expenses ............................           19,426
   Federal and state registration fees ....................           10,713
   Audit and legal fees ...................................            9,340
   Directors fees .........................................              553
   Other ..................................................            1,490
                                                                  ----------
     Total expenses before waivers ........................          373,284
   Less: Waivers ..........................................         (200,647)
                                                                  ----------
     Total expenses after waivers .........................          172,637
                                                                  ----------
Net investment income .....................................           68,943
                                                                  ----------
Net realized and  unrealized  gain/(loss)  on  investments
   and foreign exchange transactions:
   Net realized gain from:
     Investments ..........................................        2,907,534
     Foreign currency transactions ........................               33

   Net change in unrealized appreciation/(depreciation) on:
     Investments ..........................................         (658,926)
     Foreign currency transactions ........................                6
                                                                  ----------

   Net realized and unrealized gain on investments
   and foreign exchange transactions ......................        2,248,647
                                                                 -----------
Net increase in net assets resulting from operations ......       $2,317,590
                                                                  ==========
----------
  *Net of foreign withholding taxes of $7,783.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                    FOR THE             FOR THE PERIOD
                                                                                   YEAR ENDED         SEPTEMBER 2, 1998*
                                                                                AUGUST 31, 2000    THROUGH AUGUST 31, 1999
                                                                                ---------------    -----------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ...........................................      $     68,943          $    (12,155)
   Net realized gain from investments and
     foreign currency transactions, if any ................................         2,907,567             1,815,110
   Net change in unrealized appreciation/(depreciation) on investments and
     foreign currency transactions, if any ................................          (658,920)            2,279,471
                                                                                  -----------           -----------
   Net increase in net assets resulting  from operations ..................         2,317,590             4,082,426

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................................                --                    --
   Net realized capital gains .............................................        (2,065,468)              (52,283)
     Total dividends and distributions to shareholders ....................        (2,065,468)              (52,283)
                                                                                  -----------           -----------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS (SEE NOTE 4)         6,217,845             8,893,583
                                                                                  -----------           -----------
     Total increase in net assets .........................................         6,469,967            12,923,726

NET ASSETS
   Beginning of period ....................................................        12,923,726                    --
                                                                                  -----------           -----------
   End of period ..........................................................       $19,393,693           $12,923,726
                                                                                  ===========           ===========

----------
  *Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS



--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                      FOR THE             FOR THE PERIOD
                                                                     YEAR ENDED         SEPTEMBER 2, 1998*
                                                                   AUGUST 31, 2000   THROUGH AUGUST 31, 1999
                                                                   ---------------   -----------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .........................         $ 18.04               $ 10.00

Net investment income/(loss)(1) ..............................            0.07                 (0.02)
Net realized and unrealized gain on investments and
   foreign exchange transactions, if any(2) ..................            1.94                  8.19
                                                                       -------               -------
Net increase in net assets resulting from operations .........            2.01                  8.17
                                                                       -------               -------
Dividends and distributions to shareholders from:
Net realized capital gains ...................................           (2.48)                (0.13)
                                                                       -------               -------
Total dividends and distributions to shareholders ............           (2.48)                (0.13)
                                                                       -------               -------
Net asset value, end of period ...............................         $ 17.57               $ 18.04
                                                                       =======               =======
Total investment return(3) ...................................           13.72%                82.46%
                                                                       =======               =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ....................         $19,394               $12,924
Ratio of expenses to average net assets(1) ...................            1.10%                 1.10%(4)
Ratio of expense to average net assets without waivers and
   expense reimbursements ....................................            2.37%                 3.90%(4)
Ratio of net investment income/(loss) to average net assets(1)            0.44%                (0.17)%(4)
Portfolio turnover rate ......................................           84.93%               145.99%
----------

*    Commencement of operations.

** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and reimbursements.

(2) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.

(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.

(4)  Annualized.


    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2000


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including the Schneider Small Cap Value Fund (the "Fund") which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 19.88 billion are currently classified into ninety-seven classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families", nine of which have begun investment operations, including the Schneider Small Cap Value Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP (the Fund's investment adviser or "SCM") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2000


     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis.
Dividend income is recorded on the ex-dividend date.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as the Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceeded 1.10% of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other fund expenses. For the year ended August 31, 2000, investment advisory fees and waivers of expenses were as follows:

                                    GROSS ADVISORY    WAIVERS    NET ADVISORY
                                    --------------  ----------   ------------
     Schneider Small Cap Value Fund   $156,943      $(119,814)     $37,129


     The Fund will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2000


          PFPC Trust Co. serves as custodian of the Fund. PFPC Inc. ("PFPC"), serves as administrator for the Fund. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out of pocket expenses.

     For the year ended August 31, 2000, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees for the Fund. During this period, PFPC's administration fees and related waivers were as follows:

                                         GROSS
                                   ADMINISTRATION             NET ADMINISTRATION
                                         FEES       WAIVERS        FEES
                                   --------------  ---------- ------------------
     Schneider Small Cap Value Fund   $105,223     $(50,000)     $55,223


     In addition, PFPC serves as the Fund's transfer and disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Fund. During the year ended August 31, 2000, transfer agency fees and waivers were as follows:

                                    GROSS TRANSFER                NET TRANSFER
                                    AGENCY FEES      WAIVERS      AGENCY FEES
                                    -------------- ---------      --------------
     Schneider Small Cap Value Fund    $26,395     $(12,000)         $14,395


     Provident Distributors, Inc. (PDI) provides certain administrative services to the Fund. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the year ended August 31, 2000, PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees and waivers were as follows:

                                        GROSS
                                   ADMINISTRATIVE            NET ADMINISTRATIVE
                                    SERVICES FEES   WAIVERS     SERVICES FEES
                                   --------------  ---------  ------------------
     Schneider Small Cap Value Fund    $23,541     $(18,833)       $4,708


     These fees are accrued daily and paid monthly.

3.   INVESTMENT IN SECURITIES

     For U.S.federal income tax purposes, the cost of securities owned at August
 31, 2000  was  $17,808,430.   Accordingly,  the  net  unrealized  appreciation/
(depreciation) of investments was as follows:

                                                               NET APPRECIATION/
                                    APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                    ------------  ------------ -----------------
     Schneider Small Cap Value Fund  $3,269,340   $(1,650,410)    $1,618,930

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2000


     For the year ended August 31, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                      PURCHASES               SALES
                                     -----------------    --------------
     Schneider Small Cap Value Fund    $17,625,819         $13,298,838


4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2000 the Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the year ended August 31, 2000 were as follows:

                        SCHNEIDER SMALL CAP
                            VALUE FUND
                        --------------------------
                        SHARES        AMOUNT
                        -----------  -------------
     Sales              415,055    $ 6,766,242
     Reinvest           136,509      2,018,967
     Repurchases       (163,983)    (2,567,364)
                       --------    -----------
     Net increase       387,581    $ 6,217,845
                        =======    ===========

     On August 31, 2000, three shareholders held approximately 28% of the outstanding shares of the Schneider Small Cap Value Fund. One of the shareholders, an officer of the advisor, owns approximately 10% of the outstanding shares.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Small Cap Value Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund"), at August 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 2, 1998 (commencement of operations) through August 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






/S/SIGNATURE
PricewaterhouseCoopersLLP

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania
October 20, 2000

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2000) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2000, the following dividends and distributions per share were paid by each of the Funds:

                                      SHORT-TERM GAINS        LONG-TERM GAINS
                                     --------------------  --------------------
     Schneider Small Cap Value Fund         $2.42                  $0.06

     These amounts were reported to shareholders as income in 1999. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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
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




INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996






This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.